EXHIBIT 10.1.1


                            FIRST AMENDMENT TO LEASE


         THIS FIRST AMENDMENT TO LEASE is entered into this 31st day of January, 1996, by and between New England Mutual Life Insurance Company ("Landlord"), a Massachusetts corporation, and AUGMENT SYSTEMS, INC. ("Tenant").

         WHEREAS, Landlord and Tenant are parties to that certain lease dated October 23, 1995 (the "Lease") pursuant to which Tenant is presently leasing the Initial Space (as defined in the Lease) in the building located at 2 Robbins Road, Westford, Massachusetts;

         WHEREAS, Landlord and Tenant now desire to amend certain provisions of the Lease as herein provided. Terms not defined herein shall have the meanings ascribed to them in the Lease.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Additional  Provisions.  The  following  is  added as AP2 to Part III of the
Lease:

         "AP2. Mandatory Re-leasing of the Initial Space. If the Initial Space is not leased to Tenant pursuant to the exercise by Tenant of the right of first refusal as provided in AP1 above, and if Landlord has not, prior to April 1, 1997, leased all of the Initial Space to a third party or parties, then Tenant shall lease from Landlord all of the Initial Space or any portion thereof not so leased to third parties, for the period commencing on April 1, 1997 and continuing for the balance of the Remaining Term at the annual Base Rent rate of $5.50 per year per rentable square foot. In such event, Landlord and Tenant shall promptly enter into an amendment to the Lease incorporating the Initial Space (or portion thereof not so leased to third parties) into the Premises at such annual Base Rent rate for the balance of the Remaining Term and increasing Tenant's Percentage to account for the space added."

2. No Further Modifications. Except as amended hereby, all of the terms and conditions of the Lease shall remain in full force and effect and Landlord and Tenant hereby ratify and confirm the Lease and all of its terms and conditions as hereby modified.









         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.


LANDLORD:                                   TENANT:


NEW ENGLAND MUTUAL LIFE                     AUGMENT SYSTEMS, INC.
INSURANCE COMPANY


By:   /s/ Karen B. Canfield                 By:   /s/ Lorrin Gale
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Name:     Karen B. Canfield                 Name:     Lorrin Gale
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Title:    Asset Manager                    Title:    CEO
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